                                                                    Exhibit 10.9






                                    Lawrence

                                  Savings Bank


                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                              BASIC PLAN DOCUMENT

                               TABLE OF CONTENTS



                                   ARTICLE I

                                  DEFINITIONS

1.1       Actuarial Equivalent                                   1
1.2       Average Compensation                                   1
1.3       Beneficiary                                            1
1.4       Board                                                  1
1.5       Compensation                                           1
1.6       Construction of Contract                               1
1.7       Disability                                             1
1.8       Early Retirement Age                                   1
1.9       Election                                               1
1.10      Employee                                               1
1.11      Employer                                               2
1.12      Entry Date                                             2
1.13      IRC                                                    2
1.14      Normal Form of Benefit                                 2
1.15      Normal Retirement Age                                  2
1.16      Normal Retirement Benefit                              2
1.17      Participant                                            2
1.18      Plan                                                   2
1.19      Plan Administrator                                     2
1.20      Plan Year                                              2
1.21      Retirement Date                                        2
1.22      Social Security Benefit                                2
1.23      Termination Date                                       2
1.24      Vested Benefit                                         3
1.25      Years of Service                                       3



                                   ARTICLE II

                                    BENEFITS

2.1       Accrued Benefit                                        4
2.2       Automatic Pension                                      4
2.3       Optional Forms of Payment                              4
2.4       Payment of the Accrued Benefit                         4
2.5       Early Retirement Benefit                               4
2.6       Late Retirement Benefit                                4
2.7       Termination of Employment Benefit                      4
2.8       Denial of Benefits                                     4

                                  ARTICLE III

                                 DEATH BENEFITS

3.1       Death Benefit                                          5
3.2       Designation of Beneficiary                             5
3.3       Death of Participant After Retirement or
            Termination of Employment                            5


                                   ARTICLE IV

                              DISABILITY BENEFITS

4.1       Disability Benefits                                    6
4.2       Return to Work                                         6

                                   ARTICLE V

                                    FUNDING

5.1       Investment                                             7

                                   ARTICLE VI

                                 MISCELLANEOUS

6.1       Alienability                                           8
6.2       Amendment by Employer                                  8
6.3       Expenses                                               8
6.4       Limitation                                             8
6.5       Change of Control                                      9
6.6       Violation of Agreement                                 9
6.7       For Cause Clause                                       9
6.8       Non-Compete Clause                                     10

ADOPTION AGREEMENT

APPENDIX A  Supplemental Executive Retirement Plan Agreement
APPENDIX B  Change of Beneficiary Form
APPENDIX C  Application for Plan Benefits
APPENDIX D  Sample ERISA Department of Labor Statement
APPENDIX E  Sample Votes of Board

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                              BASIC PLAN DOCUMENT

                                   ARTICLE I

                                  DEFINITIONS

1.1 Actuarial Equivalent means any benefit under this Plan which, at any time, has the same present value as a straight life annuity commencing at Normal Retirement Age based on 6 percent interest and the 1971 Individual Annuity Mortality Table for males set back 3 years, discounted to the payment commencement date by 7 percent, or by interest rates and mortality specified in Section 2.3 of Article II, if applicable.

1.2 Average Compensation means the average of the Participant's highest 3 consecutive Plan Years Compensation prior to his Retirement Date unless otherwise elected in Section A3 of the Adoption Agreement.

1.3 Beneficiary shall mean the person or persons designated by the Participant to receive benefits under the Plan after the death of the Participant.

1.4   Board shall mean the Board of Directors of the Employer.

1.5 Compensation means the definition elected in Section A3 of the Adoption Agreement.

1.6 Construction of Contract shall be made without regard to the gender or whether words are used in the singular or plural unless the context requires such interpretation.

1.7 Disability means the Participant's entitlement to Social Security disability income benefits.

1.8 Early Retirement Age is the earliest of the ages elected in Section A4(b) of the Adoption Agreement.

1.9 Election means a written instrument executed by a Participant and filed with the Plan Administrator on or before its effective date, exercising one or more rights under this Plan.

1.10 Employee shall mean each current or future Employee of the Employer who is a member of a selected group of management or otherwise highly compensated personnel as determined by the Board.

1.11 Employer means the Lawrence Savings Bank, its successors and assigns, any subsidiary or affiliated organizations authorized by the Board to participate in this Plan with respect to their Employees, and any organization into which the Employer may be merged or consolidated or to which all or substantially all of its assets may be transferred.

1.12 Entry Date means the date that an Employee satisfies the eligibility requirements set in Section A5 of the Adoption Agreement.

1.13 IRC means the Internal Revenue Code of 1986 and the appropriate section thereof is designated by the numbers following IRC.

1.14 Normal Form of Benefit means an annuity payable for the life of the Participant ceasing at his death.

1.15 Normal Retirement Age means the age elected in Section A4(a) of the Adoption Agreement.

1.16 Normal Retirement Benefit means the Accrued Benefit payable to the Participant upon separation from service at Normal Retirement Age under the Plan.

1.17 Participant means an Employee who has satisfied the eligibility requirements contained in Section A5 of the Adoption Agreement. Participation will commence on the Employee's Entry Date. A terminated Employee who has a Vested Benefit or a Beneficiary entitled to benefits hereunder is an Inactive Participant.

1.18  Plan means the Employer's Supplemental Executive Retirement Plan.

1.19 Plan Administrator shall mean the individual designated by the Board to administer the Plan.

1.20  Plan Year means the period specified in Section A2 of the Adoption
      Agreement.

1.21 Retirement Date means the date that payment of a Participant's Accrued Benefit commences which shall be the first day of the month following Normal Retirement Age unless the Participant elects a different Retirement Date with the consent of the Employer.

1.22 Social Security Benefit means the monthly old age insurance benefit the Participant is first entitled to receive at his Social Security Retirement Agent. Prior to his Social Security Retirement Age it will be assumed that the Participant will continue to earn the same annual Compensation which is in effect for him and that the Social Security law will not change thereafter, and by using his actual salary history, if available, or by estimating his prior Compensation using a 5% salary scale projected backwards.

1.23  Termination Date means the date a Participant ceases to be an Employee.

1.24 Vested Benefit means an Accrued Benefit which is non-forfeitable. An Accrued Benefit derived from Employer Contributions is 100% vested at the earliest of the Participant's Early Retirement Age, or at an earlier mandatory Retirement Age enforced by the Employer, or at his Disability or his death and prior thereto as set in Section A7 of the Adoption Agreement.

1.25 Years of Service shall be defined as elected in Section A6 of the Adoption Agreement.

                                   ARTICLE II

                                    BENEFITS

2.1 Accrued Benefit means the benefit derived from Employer contributions that a Participant will begin to receive at Normal Retirement Age, as elected in A8 of the Adoption Agreement. For purposes of determining the amount of benefits payable under any qualified plan of the Employer, benefits attributable to Employee contributions, shall not be considered.

2.2 Automatic Pension means a straight life annuity for a Participant who is not married on the Retirement Date and an actuarially equivalent joint & survivor annuity for a Participant who is married on the Retirement Date.

2.3 Optional Forms of Payment. In lieu of the Automatic Pension, the Participant may elect, any time prior to the date specified in Section
       2.5 below, Actuarial Equivalent Optional Forms of Payment as provided in Sections A9, A11 and A12 of the Adoption Agreement.

       Lump sum payments of the defined benefit portion of the Accrued Benefit shall be based on the mortality table and interest rates in Section 1.1.

2.4 Payment of the Accrued Benefit shall begin effective with the first day of the month next following termination of employment and, unless the Participant elects otherwise and with the written approval of the Board, no later than 60 days after the later of the last day of the Plan Year in which the Participant:

       a) attains Normal Retirement Age; or
       b) terminates his service with the Employer.

2.5 Early Retirement Benefit. The amount payable to a Participant who terminates employment after attaining Early Retirement Age but before Normal Retirement Age is the Actuarial Equivalent of the Participant's Accrued Benefit payable at Normal Retirement Age. The Early Retirement Benefit is payable as provided in Sections 2.2 and 2.3 of the Plan.

2.6 Late Retirement Benefit. The amount payable to a Participant who continues working after Normal Retirement Age is the Participant's Accrued Benefit upon retirement. The Late Retirement Benefit is payable as provided in Sections 2.2 and 2.3 of this Plan.

2.7 Termination of Employment Benefit. The amount payable at the Termination Date to a Participant who terminates employment prior to Early Retirement Age and satisfies the Vesting requirement in A7 of the Adoption Agreement is the Actuarial Equivalent of the Accrued Benefit payable at Normal Retirement Age. The Termination of Employment Benefit is payable as provided in Sections 2.2 and 2.3 of this Plan.

2.8 Denial of Benefits. The Plan Administrator shall give a written explanation to the Participant, setting forth the specific reasons for the denial of any benefit.

                                  ARTICLE III

                                 DEATH BENEFITS

3.1 Death Benefit. If a Participant dies prior to his Retirement Date, his designated Beneficiary will be paid, commencing on the first day of the month next following the Participant's death, (i) the Actuarial Equivalent value of his Accrued Benefit on the day he died, payable under any Optional Form of Payment provided in Section A9 of the Adoption Agreement.

     If a Beneficiary dies prior to receiving all benefits available under the Optional Form of Payment, the remaining benefits shall be made to the person or persons named by the Beneficiary to receive the benefits payable under such Optional Form of Payment or to the Beneficiary's estate if no such person is named. If the Participant is not survived by a named Beneficiary, or if the Board is in doubt as to the effective status of a Beneficiary designation, then the Death Benefit provided by this Section
     3.1 shall be paid to the Participant's estate in one lump sum.

3.2 Designation of Beneficiary. The Participant shall have the right to designate a Beneficiary, including a contingent beneficiary, entitled to receive the benefits payable under Section 3.1 in the event of his death. Such designation shall be made in writing and delivered to the Board. The Participant may change such designation from time to time and may revoke such designation.

3.3 Death of Participant After Retirement or Termination of Employment. Upon the death of the Participant after retirement or other termination of employment, no benefits will be payable to the Participant's Beneficiary or any other person so designated by the Participant unless the Automatic Pension or Optional Form of Payment in effect or elected under Section 2.3 or 2.4 of this Plan provides a death benefit.

                                   ARTICLE IV

                              DISABILITY BENEFITS


4.1 Disability Benefits. If the Participant is unable to continue in the employ of the Employer by reason of Disability, the Participant shall be entitled to receive a Disability Benefit, in lieu of all other benefits under the Plan, commencing on the first day of the month next following such determination of Disability, payable in monthly installments, in an amount equal to the amount elected in A10 of the Adoption Agreement. Distribution may be in any form provided in A11 of the Adoption Agreement.

4.2 Return to Work. In the event the Participant returns to work after receiving Disability Benefits, Disability Benefits shall cease and the Participant shall continue in this Plan as though such disability had not occurred. Accrued benefits payable under the Plan thereafter shall be determined on the basis of the Participant's total Years of Service and shall be adjusted to take into account the Actuarial Equivalent of the Disability Benefits, if any, previously paid to the Participant.

                                   ARTICLE V

                                    FUNDING


5.1 Investment. All payments of amounts under the Plan shall be paid from the general funds of the Employer and no special or separate fund shall necessarily be established and no other segregation of assets shall necessarily be made to assure the payment of such amounts. Neither Participants nor their beneficiaries or estates shall have any right, title, or interest whatever in or to any investments, including any "Applicable Policy", which the Employer may make to aid it in meeting its obligation hereunder. To the extent that any person acquires any right to receive payments from the Employer under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Employer. Notwithstanding the foregoing, nothing in the Plan document shall preclude the Employer from contributing to or making Plan payments from a Rabbi Trust, as elected in the Adoption Agreement.

                                   ARTICLE VI

                                 MISCELLANEOUS



6.1 Alienability. The right of a Participant to receive any amount credited to the Participant under the Plan shall not be transferable or assignable by the Participant. No person shall be entitled to anticipate any payment by assignment, alienation, sale, pledge, encumbrance or transfer in any form or manner prior to actual or constructive receipt thereof.

6.2 Amendment by Employer. The Employer may amend the Adoption Agreement by selecting any of its elective provisions. The amendment may not reduce the Accrued Benefit as elected in A8 of the Adoption Agreement. Any such amendment shall be delivered to the Participants and Beneficiaries and to the Plan Administrator.

6.3  Expenses. The Employer will pay all Expenses of the Plan.

6.4 Limitation. The establishment of this Plan, or the payment of benefits, shall not give any Participant or Employee any legal or equitable right against the Employer. This Plan shall not give any Participant or Employee the right to be retained in the service of the Employer.

     This Plan shall be governed by, and shall be construed and interpreted in accordance with, applicable federal law and with the laws of the Commonwealth of Massachusetts.

     The Accrued Benefit of any individual under the Plan shall be reduced by the amount, if any, by which the cash value or the death proceeds under any Applicable Policy maintained by the Employer with respect to such individual's benefits is reduced as a result of any misstatement or other action or omission by the Participant to which such Applicable Policy relates or by any such other individual.

     In the event that any one or more of the provisions of this Plan shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalidated provision shall be automatically amended to the extent necessary to make it valid consistent with the intent of the Employer hereunder.

6.5 Change of Control. A Participant shall be immediately vested in the total amount credited to his Accrued Benefit in the event of a change of control of the Employer, and such amount will be immediately distributable to the Participant. A change of control for this purpose shall be deemed to occur upon the purchase or other acquisition by any person, entity, or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 50 percent or more of either the outstanding shares of common stock or the combined voting power of the Employer's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of the Employer of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of the Employer immediately prior to such reorganization, merger, or consolidation, do not immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, or consolidated Employer's then outstanding securities, or a liquidation or dissolution of the Employer of the sale of all or substantially all of the Employer's assets.

6.6 Violation of Agreement. In the event that the Participant violates any of the terms of this Plan, the Employer, in addition to any other rights which it may have, shall be relieved of the liability to make any further payments under the Plan to, or on behalf of, the Participant and shall have the right to specifically enforce this Plan by proceedings in equity.

6.7 For Cause Clause. As elected in Section A13(a) of the Adoption Agreement, all of a Participant's benefits under this Plan will be forfeited if the Participant's employment is terminated for cause. The Corporation shall have "cause" to terminate the Participant's employment hereunder because of the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation involving moral turpitude or final cease and desist order, or material breach of any provision of this Agreement. For purposes of this Section, no act or failure to act on the Participant's part will be considered "willful" unless done, or admitted to be done, by him in bad faith and without reasonable belief that his action or omission was in the best interests of the Employer; provided that any act or omission to act by the Participant in reliance upon an opinion of counsel to the Employer shall not be deemed to be willful. Notwithstanding the foregoing, the Participant shall not be deemed to have been terminated for cause unless and until there shall have been delivered to him a copy of a certification by the Clerk of the Corporation that three-fourths (3/4) of the entire Board of Directors of the Employer found in good faith that the Participant was guilty of conduct which is deemed to be Cause as defined above and specifying the particulars thereof, after reasonable notice to the Participant and an opportunity for him together with his counsel, to be heard before such majority.

6.8 Non-Compete Clause. If the Non-Compete Clause is elected in Section A 13(b) of the Adoption Agreement, the Participant must not violate the terms of this Section 6.8.

     After becoming a Participant in this Plan, and for the period after termination of employment with the Employer as elected in Section A13(b) of the Adoption Agreement, the Participant may not be an employee or consultant of, or hold any other position with, or directly or indirectly assist, any bank in connection with any banking activities by said bank in the same county where the Participant's Employer has a branch; nor will the Participant attempt to hire any employee of the Employer, assist in such hiring by any other person or entity, encourage any such employee to terminate his or her relationship with the Employer, or solicit or encourage any customer of the Employer to terminate its relationship with the Employer or to conduct with any other person or entity any business or activity which such customer conducts or could conduct with the Employer; provided, however, that nothing herein shall prohibit the Participant from owning up to 2% of the shares of common stock of any bank whose shares are publicly traded on a national securities exchange or in the over-the-counter market.

                             LAWRENCE SAVINGS BANK
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                               ADOPTION AGREEMENT




The undersigned Employer adopts this Plan for the exclusive benefit of its eligible employees and beneficiaries to provide retirement and pre-retirement benefits.

The Plan shall operate in accordance with the Basic Plan Document and the Adoption Agreement provisions as elected.


                                    Lawrence Savings Bank
PLAN NAME:                          Supplemental Executive Retirement Plan
EMPLOYER NAME:                      Lawrence Savings Bank
FEDERAL IDENTIFICATION NUMBER:       04-1528790
PLAN ADMINISTRATOR:                 Thomas Forese, Jr., 7 Millstone Road
                                                        Windham, NH 03087
A1.  EFFECTIVE DATE OF PLAN:       01-01-96

A2.  PLAN YEAR:

     -------a) The Plan Year is the calendar year.
        x
     -------b) The Plan Year is a 12 month period beginning on 01-01___.


A3.  COMPENSATION AND AVERAGE COMPENSATION:

     a)   COMPENSATION

        x
     -------1) Reported W-2 earnings.

     -------2) As defined in IRC 415(c)(3).
               (elect 1) or 2))

     -------3) Compensation as defined in 1) or 2) shall exclude bonuses.

     -------4) Including ----- not including ----- amounts contributed pursuant to a Salary Reduction Agreement and which is not included in the participant's gross income under IRC 125, 402(a)(8), 402(h) or 403(b).

               Compensation as elected means Compensation which is actually paid to a Participant during the Plan Year and earned from the Participant's Entry Date.

     b)   AVERAGE COMPENSATION is ------------------------------------
          (If left blank, the definition of Average Compensation in Plan
          Section 1.2 shall apply.)



                                      AA1

A4.  DATES:
     ------

     a) NORMAL RETIREMENT AGE is 65.
                                 --
     b) EARLY RETIREMENT AGE IS 62.
                                --

A5.  ELIGIBILITY
     -----------

               a) Class of employees (i.e., Exec. V.P. and above/employees
     -----        earning over $150,000 or IRC 401(a)(17)). (please define)

                  -------------------------------------------------------------

                  -------------------------------------------------------------

       x       b) Individuals by name. (please define)
     -----
                  Paul A. Miller
                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------

               c) Other. (please define)
     -----
                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------

A6.  YEARS OF SERVICE
     ----------------

       x       a) Same as SBERA Pension Plan.
     -----

               b) Same as SBERA Defined Contribution Plan.
     -----

               c) Other:
     -----
                  -------------------------------------------------------------

                  -------------------------------------------------------------

A7.  VESTING
     -------

     a) Minimum Age of  60 .
                       ----

     b) Minimum years of service of  3 .
                                    ---


                                      AA2

A8.  BENEFITS:

          Annual benefits at retirement shall be in accordance with the following:

          70% of the average of the participant's three highest consecutive year's gross compensation reduced by:

          - The amount of the participant's annual benefits payable under the SBERA defined benefit pension plan,

          - The amount of the participant's annual benefits payable under the Shawmut Bank Supplemental Executive Retirement Plan, and

          - The amount of the participants annual benefits payable under the Supplemental Retirement Agreement dated April 21, 1989 between Lawrence Savings Bank and the participant.

A9. DISTRIBUTION OPTIONS AT DEATH AND AT EARLY, NORMAL AND LATE RETIREMENT (select desired options)

     _______ a) Lump Sum.

     _______ b) Annual Installments over _________ (specify options) years.

     _______ c) Life Annuity.

     ___X___ d) Joint and ____100____% (specify options) Survivor Annuity.

A10. DISABILITY RETIREMENT BENEFIT

     ___X___ a) Accrued Benefit (unreduced for early commencement).

     _______ b) Actuarially Equivalent Accrued Benefit (reduced for early commencement).

     _______ c) Accrued Benefit with payment deferred to ______________________.

     _______ d) None.

     _______ e) Other:

                _______________________________________________________________

                _______________________________________________________________






                                      AA3

A11. DISTRIBUTION OPTIONS AT DISABILITY RETIREMENT (select desired options)

     _____ a) Lump Sum.
     _____ b) Annual Installments over __________ (specify options) years.
     _____ c) Life Annuity.
     __X__ d) Joint and ___100___% (specify options) Survivor Annuity.
     _____ e) No Distribution.

A12. DISTRIBUTION OPTIONS DUE TO TERMINATION OF EMPLOYMENT, IF VESTED
     (select desired options)

     _____ a) Lump Sum.
     _____ b) Annual Installments over __________ (specify options) years.
     _____ c) Life Annuity.
     __X__ d) Joint and ___100___% (specify options) Survivor Annuity.

A13. FORFEITURE CLAUSE

     __X__ a) For cause.
     _____ b) Non-complete clause within the Commonwealth of Massachusetts which shall be applicable for __________ years after the Participant terminates employment with the Employer.

A14. CONTROLLING STATE LAW
     The laws of The Commonwealth of Massachusetts shall control this Plan.


                                        Employer:

                                             Lawrence Savings Bank
                                        _______________________________
                                        FID# 04-1528790
                                            ___________________________
_______________________, 1996           BY: /s/ A.D. Maclaren
                                            ___________________________



PM4AA-LAWR                            AA4

                SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT

I hereby acknowledge that, as an Employee, I have been offered an opportunity to participate in the Supplemental Executive Retirement Plan (the "Plan") providing the Supplemental Benefits specified in Section A8 of the Adoption Agreement (which Plan and Adoption Agreement are attached hereto and made a part hereof), and that I hereby elect to participate in the Plan.

I further acknowledge that neither the Employer nor any of its subsidiaries, affiliated companies, employees or agents has any responsibility or liability whatsoever for any changes which I may make in personal plans or programs as a result of my decision to participate in the Plan and I recognize that the Employer has the right to terminate, amend or modify the Plan at any time.

I hereby designate as Primary Beneficiary under the Plan:

     Carol A. Miller - Wife, Social Security Number ###-##-####

I hereby designate as Secondary Beneficiary under the Plan:



          I understand that Beneficiary means the Primary Beneficiary if the Primary Beneficiary survives me, and the Secondary Beneficiary if the Primary Beneficiary does not survive me and means my estate if neither the Primary Beneficiary nor the Secondary Beneficiary survives me. I reserve the right to change the Primary and/or Secondary Beneficiary from time to time in the manner as required by the Plan, and I agree that no change in Beneficiary shall be effective unless received by the Employer while I am living and until acknowledged in writing by the Employer.

Notices to me (Participant) shall be sent as follows:

          Name                     Paul A. Miller
          Street Address or        43 Covey Hill Road
          Post Office Box No.
          City and State           Reading, MA
          Zip Code                 01867

IN WITNESS WHEREOF, the Employer and I have executed this acceptance as of the ____ day of ____________, 1996.


                                        EMPLOYEE:


                                        /s/ Paul A. Miller
                                        -----------------------------------
                                                    (Signature)


                                               Paul A. Miller
                                        ------------------------------------
                                        (Type or Print Name Under Signature)



ACCEPTED


Lawrence Savings Bank


By: /s/ A. D. Maclaren
   ---------------------------
       Authorized Signature

                         CHANGE OF BENEFICIARY FORM FOR

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


As a Participant of the Supplemental Executive Retirement Plan (the "Plan") of the Employer, I hereby designate as Primary Beneficiary and Secondary Beneficiary under the Plan and my Plan Agreement the following:

Primary Beneficiary:   Carol A. Miller (wife)
                    ----------------------------------------------------------

Secondary Beneficiary:  (4 Illegible names)
                      --------------------------------------------------------
                        CHILDREN - EQUALLY


All previous beneficiary designations made by me in my Plan Agreement are revoked and any benefits due to be paid by the Employer shall be paid to the above designated beneficiary(ies) in accordance with the terms of the Plan and my Plan Agreement as though the above designated beneficiary(ies) have been originally named in my Plan Agreement.

I acknowledge that this beneficiary designation will not be effective unless received by the Employer while I am living and acknowledged in writing by the Employer in the space provided below.



     Signed and sealed this   29th  day of  April  1996



                                           PARTICIPANT:


                                             /s/ Paul A. Miller
                                           ------------------------------
                                                    (Signature)


Beneficiary designated herein acknowledged
this      day of            19    .
     ----        ----------   ----


By:
   -------------------------------
         Plan Administrator

                  SAMPLE ERISA DEPARTMENT OF LABOR STATEMENT*


TO: The Secretary of Labor:

     In order to comply with the requirements of the alternative reporting and disclosure method under ERISA, Title 1, Part 1, as provided for an unfunded deferred compensation plan for a select group of management or highly compensated employees in D.O.L. Reg. 2520.104,23, the following information is provided by the undersigned Plan Administrator:

(1)  The name of the Employer is: Lawrence Savings Bank
                                  ---------------------

(2)  The mailing address of the Employer is:  P.O. Box 988, Lawrence, MA 01842

(3)  The Employer's Federal Identification Number (FIN) is:  04-1528790

(4)  The number of plans and the number of participants in each plan is:

     One plan covering  one  Employees.
                       -----

     The above named Employer maintains (this) plan primarily for the purpose of providing deferred compensation in the form of salary continuation benefits to a select group of management or highly compensated employees. The Employer will provide a copy of the agreement to the Secretary of Labor upon request.


                                             LAWRENCE SAVINGS BANK
                                             ---------------------
                                               (Name of Employer)


                                             By:
                                                ------------------------------
                                                      Plan Administrator



Dated:
      -----------------------------

*NOTE: This statement must be filed within 120 days after the plan is adopted (D.O.L. Reg 2520.104.23(b)(2)). If the employer fails to comply with this requirement, the plan must distribute and file a Summary Plan Description and meet other applicable reporting and disclosure requirements. This Statement should be mailed to: Office of Employee Benefits Security, Labor Management Services Administration, U.S. Department of Labor, Washington, D.C. 20216.

                             SAMPLE VOTES OF BOARD


1. Voted: That the Lawrence Savings Bank's Supplemental Executive Retirement Plan in the form attached hereto and made a part of hereof is hereby
     adopted effective                     and the                  of the
     Employer is authorized and directed to take such action as may be necessary or desirable to effectuate this vote.

2.   Voted: That                     is hereby designated as Plan Administrator.

3.   Voted: That        shall be entitled to Participate in the Employer's
     Supplemental Executive Retirement Plan and that benefits for such Employee shall be as provided in the Supplemental Executive Retirement Plan Agreement and copy of which is attached hereto and made a part hereof.

                             LAWRENCE SAVINGS BANK

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                         APPLICATION FOR PLAN BENEFITS


TO: Plan Administrator:

The undersigned hereby makes application for payment of benefits for ____________________ a Participant under the Plan. The Participant terminated employment as a result of:

                    __________________ Retirement

                    __________________ Total Disability

                    __________________ Death


Subject to approval of the Board, the claimant requests distribution of the Participant's benefit in the manner provided in the Plan Agreement.

                                                   _____________________________
                                                             Claimant*

*In the Event the Participant is deceased, the Claimant shall be the Participant's Beneficiary, and in all other cases, the Claimant is the Participant.

                           NOTICE OF ACTION ON CLAIM

The Board received the above application for payment of benefits on behalf of the Participant on ____________________, 19___.

The following number(s) which are checked explain the disposition of the application.


___ 1. The Board approved the following method of distribution of the Participant's Benefit:

_________________________________________________

_________________________________________________

___ 2. The claim has been denied in full or in part for the following reason(s):

_________________________________________________

_________________________________________________


___ 3. Additional material or information necessary for the Claimant to perfect the claim and the reason why such material or information is necessary as follows:

_________________________________________________

_________________________________________________

_________________________________________________




                                                   _____________________________
                                                         Plan Administrator





                                       2